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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                        DATE OF REPORT: October 19, 2000
                        (Date of earliest event reported)

                         ------------------------------


                           VENTURI TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                       000-25183             87-0580279
             ------                       ---------             ----------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
incorporation)                                                Identification
                                                                  Number)

             6295 EAST 56TH AVENUE
            COMMERCE CITY, COLORADO                  80022
            -----------------------                  -----
  (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (303) 444-4444
                                                           --------------


                      763 NORTH 530 EAST, OREM, UTAH 84097
                      ------------------------------------
          (Former Name or Former Address if Changed Since Last Report)


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ITEM 5:  OTHER EVENTS

                  On October 19, 2000, Venturi Technologies, Inc. issued a press release announcing that it had signed a letter of intent to sell to Saugatuck Capital Company Limited Partnership IV of Stamford, Connecticut shares of a new senior preferred stock with warrants for a purchase price of between $5 million and $7 million. A copy of the letter of intent is attached hereto as Exhibit
10.77 and a copy of the press release is attached hereto as Exhibit 99.1. The letter of intent and press release are each incorporated by reference into this
Item 5 and the foregoing description of these documents is qualified in its entirety by reference to these exhibits.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS.

                  10.77 Letter of Intent dated October 5, 2000 and executed on October 18, 2000, between Saugatuck Capital Company Limited Partnership IV and Venturi Technologies, Inc.

                  99.1 Press Release dated October 19, 2000 announcing the letter of intent between Venturi Technologies, Inc. and Saugatuck Capital Company Limited Partnership IV.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       VENTURI TECHNOLOGIES, INC.


                                       /s/ Michael F. Dougherty
                                       -------------------------------------
                                       Michael F. Dougherty
                                       President and Chief Executive Officer

Date:    October 25, 2000



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